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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 24, 1998 included in Sun Healthcare Group, Inc. and Subsidiaries' Form 10-K/A2 for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                          /s/ ARTHUR ANDERSEN LLP

                                          ARTHUR ANDERSEN LLP


Albuquerque, New Mexico
June 23, 1998